PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

October 3, 2008

Dear Shareholder:

     A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 12, 2008 at 10 a.m., Central Time.

     At the meeting, shareholders of the Global Equity Fund I (formerly, the Partners Global Equity Fund) (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the combination of the Global Equity Fund I into the International Fund I (formerly, the Partners International Fund) (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on November 21, 2008. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have identical investment objectives – seeking long-term growth of capital – and substantially the same principal policies and risks in that each invests principally in equity securities of larger capitalization foreign companies. Although the Acquiring Fund has higher advisory fees and overall expense ratios than the Acquired Fund, the Acquiring Fund has consistently outperformed the Acquired Fund since the latter Fund’s inception in March 2005. Moreover, because the Acquiring Fund is much larger than the

Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund greater prospects for growth and efficient management on an ongoing basis. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Principal Management Corporation, the manager for PFI, will bear the expenses of the Reorganization.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy ballot for shares of the Acquired Fund you owned as of September 2, 2008, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then return your vote, allowing sufficient time for receipt by us by November 10, 2008. As a convenience, we offer three options by which to vote your shares: By Internet: Follow the instructions located on your proxy card.

     By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

     By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Global Equity Fund I (formerly, the Partners Global Equity Fund):

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Global Equity Fund I (formerly, the Principal Global Equity Fund), a separate series of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 12, 2008 at 10 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a Plan of Acquisition providing for the
combination of the Global Equity Fund I (the “Fund”) into
the International Fund I .

     The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

     Each shareholder of record at the close of business on September 2, 2008 is entitled to receive notice of and to vote at the Meeting.

       Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

October 3, 2008 Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
—————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 12, 2008
RELATING TO THE REORGANIZATION OF:
GLOBAL EQUITY FUND I INTO
THE INTERNATIONAL FUND I

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 12, 2008, at 10 a.m., Central Time (the “Meeting”).

     At the Meeting, shareholders of the Global Equity Fund I (formerly, the Partners Global Equity Fund) (the “Acquired Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) providing for the combination of the Acquired Fund into the International Fund I (formerly, the Partners International Fund”) (the “Acquiring Fund”).

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (a “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur with respect to that Fund immediately after the close of regularly scheduled trading on the NYSE on November 21, 2008 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2007. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-222-5852.

     A Statement of Additional Information dated October 3, 2008 (the “Statement of Additional Information”) relating to this Proxy Statement/ Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/ Prospectus. PFI’s Prospectus, dated February 29, 2008 and as supplemented (“PFI Prospectus”), and the Statement of Additional Information for PFI, dated May 1, 2008 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the International Fund I, are incorporated by reference into this Information Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is October 3, 2008.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 74 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”) and the principal underwriters for PFI are Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) for all share classes, and Princor Financial Services Corporation (“Princor”) for Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class”) and Institutional Class shares. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreements, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund Global Equity Fund I	Sub-Advisor J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Acquiring Fund	Sub-Advisor
International Fund I	Pyramis Global Advisors, LLC (“Pyramis”)

     PMC and each sub-advisor are registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.

     J.P. Morgan, 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company.

     Pyramis (formerly known as Fidelity Management & Research Company) is located at 53 State Street, Boston, MA 02109.

THE REORGANIZATION

     At its meeting held on June 9, 2008, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board Consideration of the Reorganization.”

     The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be November 21, 2008. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have identical investment objectives – seeking long-term growth of capital – and substantially the same principal policies and risks in that each invests principally in equity securities of larger capitalization foreign companies. Although the Acquiring Fund has higher advisory fees and overall expense ratios than the Acquired Fund, the Acquiring Fund has consistently outperformed the Acquired Fund since the latter Fund’s inception in March 2005. Moreover, because the Acquiring Fund is much larger than the

Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.”

     The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization other than printing, mailing, and legal costs which shall be borne by PMC. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objective and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. For the estimated expenses of the Reorganization, see “Capitalization” below.

PROPOSAL:
APPROVAL OF A PLAN OF
ACQUISITION PROVIDING FOR
THE REORGANIZATION OF THE
GLOBAL EQUITY FUND I INTO
THE INTERNATIONAL FUND I

     Shareholders of the Global Equity Fund I (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into International Fund I (the “Acquiring Fund”).

Comparison of Acquired and Acquiring Funds

Global Equity Fund I	International Fund I
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of April 30, 2008 (unaudited):
$27,795,000	$2,007,031,000
Investment Advisor:	PMC

Sub-Advisor and Portfolio Managers

J.P. Morgan

Edward Walker, CFA. Mr. Walker is a portfolio manager in J.P. Morgan’s Global Equities Team, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open- ended global retail funds and co- manages the JPMorgan Total Return Fund. He joined the Global Equities Team in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.

Howard Williams. Mr. Williams is a managing director and head of J.P. Morgan’s Global Equities Team, based in London, responsible for multi-market investment in JPMorgan Fleming. He has been an employee since 1994. He holds an MA in Geography from Cambridge University.

Pyramis

Cesar E. Hernandez, CFA. Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. Joining the firm in 1989, he developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline’s inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Investment Objective:

Both funds seek long-term growth of capital.

Principal Investment Strategies:
The Fund invests, under normal	Pyramis normally invests the Fund’s
circumstances, at least 80% of the	assets primarily in non-U.S.
value of its assets in equity securities	securities and primarily in common
of large market capitalizations (those	stocks of companies with large
companies with market	market capitalizations (those with
capitalizations greater than $5	market capitalizations similar to
billion, similar to companies in the	companies in the MSCI EAFE
MSCI World Index) at the time of	(Europe, Australia, Far East) Index
purchase. The Fund invests in a	– ND (as of December 31, 2007 this
diversified portfolio of equity	range was between approximately
securities of companies located or	$326 million and $460 billion)) at
operating in developed countries and	the time of purchase. Pyramis
emerging markets of the world. The	normally diversifies the Fund’s
equity securities will ordinarily be	investments across different
traded on a recognized foreign	countries and regions. In allocating
securities exchange or traded in a	the investments across countries and
foreign over-the-counter market in	regions, Pyramis will consider the
the country where the issuer is	size of the market in each country
principally based, but may also be	and region relative to the size of the
traded in other countries including	Acquiring market as a whole.
the United States.J.P. Morgan selects
companies on the basis of	In buying and selling securities for the Fund, Pyramis
fundamental, thematic and	relies on fundamental analysis of each issuer
quantitative analysis. The analysis is	and its potential for success in light
performed by:	of its current financial condition, its
• the locally based regional	industry position, and economic and
specialists who provide local	market conditions. Factors
market insights, including an	considered include growth potential,
assessment of:	earnings estimates and management.
• Business characteristics:	These securities may then be
recurring demand for product	analyzed using statistical models to
and identifiable competitive	further evaluate growth potential,
advantage;	valuation, liquidity and investment
• Financial characteristics: cash	risk. In buying and selling securities
flow generation and improving	for the Fund, Pyramis invests for the
returns on capital;	long term and selects those securities
• Management factors: focus on	it believes offer strong opportunities
shareholder return and long-	for long-term growth of capital and
term strategic planning; and	are attractively valued.
• Valuation: earnings and return
based.

• the global sector specialists who	Pyramis may use various techniques,
provide global industry insights	such as buying and selling futures
and build upon the local market	contracts and exchange traded funds,
analysis by seeking to determine	to increase or decrease the Fund’s
which are the best stock ideas in	exposure to changing security prices
each industry globally; and	or other factors that affect security
• the portfolio construction team	values. If Pyramis’ strategies do not
which captures the analysis done	work as intended, the Fund may not
by the local and global teams and	achieve its objective.
constructs a portfolio.
The Sub-Advisor may sell a stock
for the following reasons:
• the global sector specialist
downgrades a company (e.g.
relative outperformance leads to
a less attractive valuation); or
• portfolio construction issues in
terms of stock, sector or country
weightings.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The investment objectives of the Acquired and Acquiring Funds are identical – seeking long-term growth of capital – and their principal investment strategies are substantially the same in that each invests principally in equity securities of larger capitalization foreign companies. The Funds differ principally with respect to the market capitalization ranges of the companies in which they may invest. Thus, the Acquired Fund, with respect to up to 80% of the value of its assets, may not invest in companies having market capitalizations of less than $5 billion, while the Acquiring Fund is not subject to such a restriction. In addition, the description of the Acquired Fund, but not that of the Acquiring Fund, states that the Fund’s foreign investments may include investments in emerging markets.

     The investment objective of each of the Funds may be changed by the Board without shareholder approval.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

     The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, and Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund.

Fees and Expenses as a % of average daily net assets

     The following table shows: (a) the ratios of expenses to average net assets of such share classes of the Acquired Fund for the fiscal year ended October 31, 2007; (b) the ratios of expenses to average net assets of such share classes of the Acquiring Fund for the fiscal year ended October 31, 2007; and (c) the pro forma expense ratios of such share classes of the Acquiring Fund for the fiscal year ending October 31, 2007 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
					Total
		Management	12b-1	Other	Operating
	Class	Fees	Fees	Expenses(1)	Expenses(2)
(a)	Global Equity Fund I
	(Acquired Fund)
	Institutional	0.95%	N/A	0.11%	1.06%
	R-1	0.95%	0.35%	0.64%	1.94%
	R-2	0.95%	0.30%	0.56%	1.81%
	R-3	0.95%	0.25%	0.43%	1.63%
	R-4	0.95%	0.10%	0.39%	1.44%
	R-5	0.95%	N/A	0.37%	1.32%
(b)	International Fund I
	(Acquiring Fund)
	Institutional	1.08%	N/A	0.04%	1.12%
	R-1	1.08%	0.35%	0.57%	2.00%
	R-2	1.08%	0.30%	0.49%	1.87%
	R-3	1.08%	0.25%	0.36%	1.69%
	R-4	1.08%	0.10%	0.32%	1.50%
	R-5	1.08%	N/A	0.30%	1.38%
(c)	International Fund I
	(Acquiring Fund)
	(Pro forma assuming Reorganization)(3)
	Institutional	1.08%	N/A	0.04%	1.12%
	R-1	1.08%	0.35%	0.57%	2.00%
	R-2	1.08%	0.30%	0.49%	1.87%
	R-3	1.08%	0.25%	0.36%	1.69%
	R-4	1.08%	0.10%	0.32%	1.50%
	R-5	1.08%	N/A	0.30%	1.38%

(1)	Other Expenses for the Retirement Class shares includes:
		R-1	R-2	R-3	R-4	R-5
		Class	Class	Class	Class	Class
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
	Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.
(3)	The costs associated with the Reorganization are not reflected in the Annual
Fund Operating Expenses table.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that you invest $10,000 in the particular fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

Class	1 Year	3 Years	5 Years	10 Years
Global Equity Fund I
(Acquired Fund)
Institutional	$108	$337	$ 585	$1,294
R-1	197	609	1,047	2,264
R-2	184	569	980	2,127
R-3	166	514	887	1,933
R-4	147	456	787	1,724
R-5	134	418	723	1,590
International Fund I
(Acquiring Fund)
Institutional	$114	$356	$ 617	$1,363
R-1	203	627	1,078	2,327
R-2	190	588	1,011	2,190
R-3	172	533	918	1,998
R-4	153	474	818	1,791
R-5	140	437	755	1,657
International Fund I
(Acquiring Fund)
(Pro forma assuming Reorganization)
Institutional	$114	$356	$ 617	$1,363
R-1	203	627	1,078	2,327
R-2	190	588	1,011	2,190
R-3	172	533	918	1,998
R-4	153	474	818	1,791
R-5	140	437	755	1,657

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. The Funds have substantially the same risks because they have identical investment objective and substantially the same principal investment strategies. They also have some different risks.

Risks Applicable to both Funds:

•	Securities Lending Risk. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

•	Credit or Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

•	Management Risk. Each of the Funds is actively managed by its sub- advisor. Each Fund’s performance will thus reflect in part the ability of its sub-advisor to make investment decisions that are suited to achieving the Fund’s investment objective. If the sub-advisor’s strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

•	Liquidity Risk. Each of the Funds is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price.

•	Market Risk. The value of each Fund’s portfolio may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in either Fund.

•	Derivatives Risk. Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

•	Foreign Securities Risk. Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

•	Mid Cap Stock Risk. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

•	Exchange Rate Risk. Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

•	Small Company Risk. Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Risks Applicable to the Acquiring Fund:

•	Market Segment (SmallCap and MidCap) Risk. Funds are subject to the risk that their principal market segment, such as mid capitalization or small capitalization stocks may underperform compared to other market segments or to the equity markets as a whole. Thus, each Fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks. Additionally, each fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

•	Underlying Fund Risk. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PFI Funds (“Underlying Funds”). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the Principal LifeTime Funds and each of the Underlying Funds. Principal Global Investors, Inc. (“PGI”), an affiliate of PMC, is Sub-Advisor to these funds. The Acquiring Fund is among the Underlying Funds owned by the Principal LifeTime Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquiring Fund owned by the Principal LifeTime Funds as of October 31, 2007.

		PRINCIPAL LIFETIME FUNDS
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total
International Fund I	4.64%	11.33%	11.17%	6.06%	2.55%	0.69%	36.44%

Risks Applicable to the Acquired Fund:

•	Market Segment (LargeCap) Risk. Funds are subject to the risk that their principal market segment, such as large capitalization, may underperform compared to other market segments or to the equity markets as a whole. Thus, the Acquired Fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

•	Emerging Market Risk. Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Investment Management Fees/Sub-Advisory Arrangements

     The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedules:

Global Equity Fund I (Acquired Fund)

     0.95% for the first $500 million, 0.93% for the next $500 million, 0.91% for the next $500 million, and 0.90% on all assets over $1.5 billion.

International Fund I (Acquiring Fund)

     1.10% for the first $500 million,1.08% for the next $500 million, 1.06% for the next $500 million, and 1.05% on all assets over $1.5 billion.

     As sub-advisors to the Funds, J.P Moran and Pyramis are paid sub-advisory fees with respect to each Fund. These sub-advisory fees are paid by PMC, not by the Funds.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference).

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

Global Equity Fund I (Acquired Fund)

Highest return for a quarter during
the period of the bar chart above:	Q4 ‘06	7.87%

Lowest return for a quarter during
the period of the bar chart above:	Q4 ‘07	-1.77%

                                                                 The year-to-date return as of June 30, 2008 is -12.04% .

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

International Fund I (Acquiring Fund)

Highest return for a quarter during
the period of the bar chart above:	Q4 ‘04	14.66%

Lowest return for a quarter during
the period of the bar chart above:	Q2 ’05	-0.42%

                                                                  The year-to-date return as of June 30, 2008 is –9.92% .

Average Annual Total Returns (%) for periods ended December 31, 2007

	Past	Since
	1 Year	Inception(1)
Global Equity Fund I
(Acquired Fund)
—Institutional Class	5.78	11.24
(after taxes on distributions )(2)	4.18	10.42
(after taxes on distributions and sales of share)(2)	5.56	9.64
—R-1 Class	4.86	10.28
—R-2 Class	5.04	10.56
—R-3 Class	5.13	10.59
—R-4 Class	5.41	10.81
—R-5 Class	5.45	10.88
MSCI World Index-ND(3)	9.04	13.77
Morningstar World Stock Category Average	11.28	14.57

	Past	Since
	1 Year	Inception(4)
International Fund I
(Acquiring Fund)
—Institutional Class	15.25	18.95
(after taxes on distributions )(2)	12.79	17.63
(after taxes on distributions and sales of share)(2)	11.75	16.22
—R-1 Class(5)	14.15	17.94
—R-2 Class(5)	14.34	18.07
—R-3 Class(5)	14.51	18.27
—R-4 Class(5)	14.74	18.51
—R-5 Class(5)	14.87	18.62
MSCI EAFE (Europe, Australia, Far East)
Index – ND(3)	11.17	17.67
Morningstar Foreign Large Blend Category Average	12.71	17.36

(1)	Since Inception results are measured from the date the these share classes were first sold (March 1, 2005).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes. For a description of the indices, see Appendix B to this Proxy Statement/Prospectus.

(3)	Since Inception results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(4)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these latter classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be November 21, 2008, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, the Acquired Fund will pay or cause to be paid all expenses and out-of-pocket fees incurred in connection with the Reorganization other than printing, mailing, and legal costs which shall be borne by PMC. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objective and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. For the estimated expenses of the Reorganization, see "Capitalization" below.

     If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have identical investment objectives – seeking long-term growth of capital – and substantially the same principal policies and risks in that each invests principally in equity securities of larger capitalization foreign companies. Although the Acquiring Fund has higher advisory fees and overall expense ratios than the Acquired Fund, the Acquiring Fund has consistently outperformed the Acquired Fund since the latter Fund’s inception in March 2005. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on June 9, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the identical investment objectives shared by the Funds and their having substantially the same principal investment strategies;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated explicit trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization resulting from the completion of the realignment of the portfolio;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information
pertaining to the Funds;
(6)	the potential effect on the Acquired Fund’s shareholders of investing in a larger fund and the potential effect on the portfolio management of the Acquiring Fund of a larger asset base following the Reorganization;
(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(8)	the absence of any material differences in the rights of shareholders of the Funds;
(9)	the financial strength, investment experience and resources of Pyramis, which serves as the sub-advisor to the Acquiring Fund;
(10)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(11)	the direct or indirect federal income tax consequences of the
Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the
Acquiring Fund;
(12)	the fact that the Reorganization will not result in any dilution of
Acquired or Acquiring Fund shareholder values;
(13)	the terms and conditions of the Plan; and
(14)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have the same investment expectations after the Reorganization because the
Funds have identical investment objectives and substantially the same principal investment strategies and risks;
(2)	Pyramis as the sub-advisor responsible for managing the assets of the
Acquiring Fund may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	although the higher advisory fees and overall expense ratios of the
Acquiring Fund were viewed as a negative factor, this factor was outweighed by the Acquiring Fund’s having consistently outperformed the Acquired Fund since the latter Fund’s inception in March 2005;
(4)	the combination of the Acquired Fund into the much larger Acquiring
Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient
management; and
(5)	PMC has agreed to bear certain of the fees and expenses of the
Reorganization.

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of October 31, 2007, the Acquired Fund had no accumulated capital loss carryforward.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization other than printing, mailing, and legal costs which shall be borne by PMC. These expenses and fees are expected to total $5,000. The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization other than printing, mailing and legal cost which shall be borne by PMC. These expenses and fees are expected to total $5,000. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $28,800, with an approximate gain of $688,000 on a US GAAP basis. The estimated per share capital gain distribution would be $0.0251.

     The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 30, 2008, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date and as adjusted to reflect the estimated expenses of the Reorganization to be borne by the Acquired Fund.

			NET ASSET	SHARES
		NET ASSETS	VALUE	OUSTANDING
	SHARE CLASS	(000S)	PER SHARE	(000S)
GLOBAL EQUITY FUND I
ACQUIRED FUND	Institutional	$23,336	$11.24	2,076
	R-1	673	11.16	60
	R-2	1,612	11.23	144
	R-3	1,442	11.22	128
	R-4	724	11.23	64
	R-5	8	11.21	1
TOTAL ACQUIRED FUND		$27,795		2,473

INTERNATIONAL FUND I
ACQUIRING FUND	Institutional	$1,919,814	$15.25	125,858
	R-1	5,353	15.18	353
	R-2	15,911	15.13	1,051
	R-3	16,427	15.15	1,084
	R-4	16,630	15.20	1,094
	R-5	32,896	15.20	2,164
TOTAL ACQUIRING FUND		$2,007,031		131,604

REDUCTION IN NET ASSETS	Institutional	$ (5)	$0.00	***
AND DECREASE IN NET ASSET	R-1	*	**	***
VALUES PER SHARE OF THE	R-2	*	**	***
ACQUIRED FUND TO REFLECT R-3		*	**	***
THE ESTIMATED EXPENSES	R-4	*	**	***
OF THE REORGANIZATION	R-5	*	**	***

REDUCTION IN SHARES	Institutional			(546)
OUTSTANDING OF THE	R-1			(16)
ACQUIRED FUND TO	R-2			(37)
REFLECT THE EXCHANGE	R-3			(33)
FOR SHARES OF THE	R-4			(16)
ACQUIRING FUND	R-5			-

INTERNATIONAL FUND I
ACQUIRING FUND
(PRO FORMA ASSUMING REORGANIZATION)
Institutional	$1,943,145	$15.25	127,388
R-1	6,026	15.18	397
R-2	17,523	15.13	1,158
R-3	17,869	15.15	1,179
R-4	17,354	15.20	1,142
R-5	32,904	15.20	2,165
TOTAL ACQUIRING FUND	$2,034,821		133,428
(PRO FORMA ASSUMING REORGANIZATION)

*	Less than $500.
**	Per share amount is less than $.005.
***	Less than 500 shares.

     ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Warrants

     Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Exchange Traded Funds (ETFs)

     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Small and Medium Capitalization Companies

     The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Funds may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and

•	the counterparty may fail to perform its obligations.

Foreign Investing

     Both the Acquired and Acquiring Funds may invest in securities of foreign companies, which are:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate. Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Multiple Classes of Shares

     The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class Shares”), and Institutional Class shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     This section describes the fees and expenses you may pay if you invest in Institutional and Retirement Class shares. The Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

Ongoing fees

     Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

     Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and corporate administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

The Retirement Class shares may also be charged the following fees:

•	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act. Under the plan, the R-1, R-2, R-3, and R-4 classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

•	Service Fee – PMC has entered into a Services Agreement with the Fund under which PMC performs personal services for shareholders.

•	Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

     Princor and PFD are the Funds’ principal underwriters for Institutional Class and Retirement Class shares. They may, from time-to-time, at their expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor, PFD, or their affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s and PFD’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s and PFD’s resources and from their retention of underwriting concessions.

     You may obtain more information about sales charge reductions and waivers through a link on PFI’s website at www.PrincipalFunds.com, from the Statement of Additional Information, or from your Investment Representative.

Distribution Plans and Additional Information Regarding Intermediary Compensation

     Each of the Funds has adopted a 12b-1 Plan for the Retirement Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributors for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The term “Distributors” as used in this section refers to both Princor and PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

     Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquired and Acquiring Funds. These financial intermediaries receive compensation from the Distributors and their affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, and trust companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributors and their affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributors. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

     Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributors and their affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

     A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ‘‘preferred list.’’ The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the and related investor services.

     Additionally, the Distributors may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributors may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (‘‘ticket’’) charges, and general marketing expenses.

     In connection with the purchase by PMC of WM Advisors, the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to PMC with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquired and Acquiring Funds) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to PMC with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributors and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

     As of March 1, 2007, the Distributors anticipate that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation	National Financial Services Corp.
Advest, Inc.	National Investors Corporation
A.G. Edwards & Sons, Inc.	National Planning Corporation
AIG Advisors, Inc.	NFP Securities, Inc.
American Portfolios Financial Services, Inc.	Oppenheimer & Co., Inc.
Ameriprise Financial Services Corp.	Pacific Select Distributors, Inc.
Associated Financial Group	Pershing Piper Jaffray & Co.
Associated Securities Corp.	ProEquities, Inc.
AXA Advisors, LLC	Prospera Financial Services, Inc.
Cadaret, Grant & Co., Inc.	Prudential Investment Management
Charles Schwab & Co., Inc.	Services, LLC
Citigroup Global Markets, Inc.	Raymond James & Associates, Inc.
Commonwealth Financial Network	Raymond James Financial Services, Inc.
Farmers Financial Solutions, LLC	RBC Dain Rauscher, Inc.
FFP Securities, Inc.	Royal Alliance Associates, Inc.
FSC Securities Corporation	Scottrade, Inc.
G.A. Repple & Company	Securities America, Inc.
H. Beck, Inc.	Sentra Securities Corp./Spelman and
INVEST Financial Corporation	Co., Inc.
Investacorp, Inc.	SII Investments, Inc.
Investment Advisors & Consultants, Inc.	Sorrento Pacific Financial, LLC
Investment Centers of America, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	SunAmerica Securities, Inc.
Jefferson Pilot Securities Corporation	Triad Advisors, Inc.
Linsco/Private Ledger Corp.	UBS Financial Services, Inc.
McDonald Investments, Inc.	United Planners’ Financial Services of
Merrill Lynch, Pierce, Fenner & Smith Inc.	America
M.L. Stern & Co.	Wachovia Securities, LLC
Morgan Stanley DW, Inc.	WM Financial Services, Inc.
Mutual Service Corporation	Waterstone Financial Group, Inc.

       To obtain a current list of such firms, call 1-800-222-5852.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor when selecting brokers to effect portfolio transactions.

     Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

     Retirement Plan Services. The Funds pay a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributors for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Dividends and Distributions

     The Acquired and Acquiring Funds pay their net investment income on an annual basis. The payment date is the last business day of the year. Payments are made to shareholders of record on the business day prior to the payment date. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend payment will be reinvested back into additional shares of the Funds.

     Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

NOTES:

•	A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

•	Special tax rules apply to dividends and distributions paid to retirement plans.

Pricing of Fund Shares

     The shares of the Acquired and Acquiring Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

          For each of the Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.

NOTE:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. PFI has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by PFI. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. PFI has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchases, Redemptions, and Exchanges of Shares

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same. These procedures vary based on the class of shares owned.

Purchases of Shares

     Institutional Class Shares may be purchased from Princor or PFD, the Fund’s principal underwriters for this class. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

     Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

     The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

        Retirement Class Shares may be purchased:

•	via the internet
	•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members
	•	available 7 days a week (7 a.m. to 9 p.m. Central Time
•	using a modem
	•	plan contributions transferred electronically
	•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members
	•	available 24 hours a day, 7 days a week

     To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Redemptions of Shares

     Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Funds in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Retirement Class Shares may be sold back to the Funds any day the NYSE is open, subject to any restrictions imposed by a plan. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.

Redemption Fees

     The Board has determined that it is not necessary to impose a fee upon the redemption of fund shares because PFI has adopted transfer restrictions as described in “Exchanges of Fund Shares.”

Exchanges of Fund Shares

     An exchange between PFI Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

     All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, PFI will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

     If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Board or PMC believes it is in the best interests of the Fund, PFI reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Frequent Purchases and Redemptions

     The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

     Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:
	•	Forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund, and
	•	Causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the Funds, and
•	Increase expenses of the Funds due to:
	•	Increased broker-dealer commissions and
	•	Increased recordkeeping and related costs

     The Acquired and Acquiring Funds may be at greater risk of harm due to frequent purchases and redemptions because they both invest in foreign securities and may appeal to investors attempting to take advantage of time-zone arbitrage. It is necessary to identify such abusive trading practices because the abuses described above will negatively impact the Funds.

     The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While the policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that all instances of abusive trading will be identified and prevented and the Funds may be negatively impacted and may cause investors to suffer the harms described. When abusive trading is identified, the policies and procedures will be applied in a fair and uniform manner. The following actions may include, but not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;

•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year;

•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.

     The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

     Generally, dividends paid by the Funds from net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a PFI Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

     PFI will publish month-end portfolio holdings information for the PFI Funds on the principal.com website and the PrincipalFunds.com website on the 15th business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until PFI files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website.

     Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of PFI’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on September 2, 2008 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/ Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meeting. The expenses of the Meeting for the Acquired Fund will be treated as an expense related to the Reorganization and will be paid by PMC.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of September 2, 2008, the Record Date for the Reorganization, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

Global Equity Fund I		International Fund I
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
Institutional	2,002,649.966	Institutional	135,464,405.042
R-1	65,862.262	R-1	366,928.656
R-2	152,172.087	R-2	982,862.029
R-3	127,500.334	R-3	1,142,811.616
R-4	299,580.397	R-4	1,098,697.443
R-5	2,001.593	R-5	2,110,139.009

     As of the September 2, 2008, Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the September 2, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

		Percentage of
Share Class	Name/Address of Shareholder	Ownership
Institutional	PRINCIPAL LIFE INSURANCE CO	99.97%
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET, DES MOINES IA 50392

R-1	DCGT AS TTEE AND/OR CUST	98.27
	FBO VARIOUS QUALIFIED PLANS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50303

R-2	DCGT AS TTEE AND/OR CUST	68.57
	FBO VARIOUS QUALIFIED PLANS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50303

R-2	DCGT AS TTEE AND/OR CUST	31.42
	FBO VARIOUS NONQUALIFIED PLANS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50303

R-3	DCGT AS TTEE AND/OR CUST	99.20
	FBO VARIOUS QUALIFIED PLANS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50303

R-4	DCGT AS TTEE AND/OR CUST	12.22
	FBO PRINCIPAL FINANCIAL GROUP
	NON-QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST DES MOINES IA 50309-2732

R-4	DCGT AS TTEE AND/OR CUST	85.54
	FBO VARIOUS QUALIFIED PLANS
	ATTN NPIO TRADE DESK
.	711 HIGH STREET DES MOINES, IA 50303

R-5	DCGT AS TTEE AND/OR CUST	100.00
	FBO VARIOUS QUALIFIED PLANS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50303

     As of the September 2, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

	Percentage of
Share Class	Name/Address of Shareholder	Ownership
Institutional	LIFETIME 2010 FUND	5.10%
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH STREET DES MOINES, IA 50392-0001

Institutional	LIFETIME 2020 FUND	14.56
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH STREET DES MOINES, IA 50392-0001

Institutional	LIFETIME 2040 FUND	8.83
	TTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH STREET DES MOINES, IA 50309-2732

Institutional	LIFETIME 2030 FUND	14.57
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH STREET DES MOINES, IA 50392-0001

Institutional	PRINCIPAL LIFE INSURANCE CO	50.34
	C/O PENSION TRADE DESK
	PO BOX 9397 DES MOINES IA 50306-9397

R-1	DELAWARE CHARTER GUARANTEE & TRUST	99.53
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50303

R-2	DELAWARE CHARTER GUARANTEE & TRUST	100.00
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-3	DELAWARE CHARTER GUARANTEE & TRUST	91.23
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-4	DELAWARE CHARTER GUARANTEE & TRUST	95.01
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-5	DELAWARE CHARTER GUARANTEE & TRUST	95.49
	FBO PRINCIPAL FINANCIAL GROUP
	711 HIGH STREET DES MOINES IA 50303

	FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2008. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2004 through October 31, 2007 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2008 has not been audited.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008(a)	2007	2006	2005(b)
GLOBAL EQUITY FUND I
R-3 shares
Net Asset Value, Beginning of Period	$ 13.61	$ 12.12	$ 10.21	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.03	0.05	0.04	0.04
Net Realized and Unrealized Gain (Loss)
on Investments	(1.30)	1.83	1.88	0.17

Total From Investment Operations	(1.27)	1.88	1.92	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.01)	(0.01)	–
Distributions from Realized Gains	(1.05)	(0.38)	–	–

Total Dividends and Distributions	(1.12)	(0.39)	(0.01)	–

Net Asset Value, End of Period	$ 11.22	$ 13.61	$ 12.12	$ 10.21

Total Return	(9.95)%(d)	15.92%	18.78%	2.10%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,442	$ 1,504	$ 1,485	$ 10
Ratio of Expenses to Average Net Assets	1.58%(e)	1.52%	1.52%	1.52%(e)
Ratio of Net Investment Income to
Average Net Assets	0.53%(e)	0.39%	0.36%	0.53%(e)
Portfolio Turnover Rate	50.3%(e)	71.0%	61.2%	37.1%(e)

	2008(a)	2007	2006	2005(b)
GLOBAL EQUITY FUND I
R-2 shares
Net Asset Value, Beginning of Period	$ 13.62	$ 12.13	$ 10.23	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.02	0.02	0.02	0.02
Net Realized and Unrealized Gain (Loss)
on Investments	(1.31)	1.85	1.88	0.21

Total From Investment Operations	(1.29)	1.87	1.90	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	–	–	–
Distributions from Realized Gains	(1.05)	(0.38)	–	–

Total Dividends and Distributions	(1.10)	(0.38)	–	–

Net Asset Value, End of Period	$ 11.23	$ 13.62	$ 12.13	$ 10.23

Total Return	(10.09)%(d)	15.81%	18.57%	2.30%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,612	$ 1,737	$ 1,498	$ 40
Ratio of Expenses to Average Net Assets	1.76%(e)	1.70%	1.70%	1.70%(e)
Ratio of Net Investment Income to
Average Net Assets	0.36%(e)	0.17%	0.20%	0.24%(e)
Portfolio Turnover Rate	50.3%(e)	71.0%	61.2%	37.1%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2008(a)	2007	2006	2005(b)
GLOBAL EQUITY FUND I
R-1 shares
Net Asset Value, Beginning of Period	$ 13.53	$ 12.07	$ 10.19	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.01	–	0.01	0.01
Net Realized and Unrealized Gain (Loss)
on Investments	(1.30)	1.84	1.87	0.18

Total From Investment Operations	(1.29)	1.84	1.88	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	–	–	–
Distributions from Realized Gains	(1.05)	(0.38)	–	–

Total Dividends and Distributions	(1.08)	(0.38)	–	–

Net Asset Value, End of Period	$ 11.16	$ 13.53	$ 12.07	$ 10.19

Total Return	(10.12)%(d)	15.64%	18.45%	1.90%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 673	$ 858	$ 317	$ 22
Ratio of Expenses to Average Net Assets	1.89%(e)	1.83%	1.83%	1.83%(e)
Ratio of Net Investment Income to
Average Net Assets	0.20%(e)	0.00%	0.10%	0.16%(e)
Portfolio Turnover Rate	50.3%(e)	71.0%	61.2%	37.1%(e)

	2008(a)	2007	2006	2005(b)
GLOBAL EQUITY FUND I
Institutional shares
Net Asset Value, Beginning of Period	$ 13.67	$ 12.16	$ 10.25	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.06	0.12	0.12	0.07
Net Realized and Unrealized Gain (Loss)
on Investments	(1.30)	1.85	1.86	0.18

Total From Investment Operations	(1.24)	1.97	1.98	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.08)	(0.07)	–
Distributions from Realized Gains	(1.05)	(0.38)	–	–

Total Dividends and Distributions	(1.19)	(0.46)	(0.07)	–

Net Asset Value, End of Period	$ 11.24	$ 13.67	$ 12.16	$ 10.25

Total Return	(9.71)%(d)	16.71%	19.39%	2.50%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 23,336	$ 27,151	$ 20,145	$ 11,184
Ratio of Expenses to Average Net Assets	1.01%(e)	0.95%	0.95%	0.95%(e)
Ratio of Net Investment Income to
Average Net Assets	1.09%(e)	0.93%	1.02%	1.10%(e)
Portfolio Turnover Rate	50.3%(e)	71.0%	61.2%	37.1%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2008(a)	2007	2006	2005(b)
GLOBAL EQUITY FUND I
R-5 shares
Net Asset Value, Beginning of Period	$ 13.62	$ 12.13	$ 10.23	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.05	0.06	0.10	0.06
Net Realized and Unrealized Gain (Loss)
on Investments	(1.31)	1.86	1.84	0.17

Total From Investment Operations	(1.26)	1.92	1.94	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.05)	(0.04)	–
Distributions from Realized Gains	(1.05)	(0.38)	–	–

Total Dividends and Distributions	(1.15)	(0.43)	(0.04)	–

Net Asset Value, End of Period	$ 11.21	$ 13.62	$ 12.13	$ 10.23

Total Return	(9.82)%(d)	16.27%	19.02%	2.30%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 8	$ 29	$ 250	$ 10
Ratio of Expenses to Average Net Assets	1.26%(e)	1.21%	1.21%	1.21%(e)
Ratio of Net Investment Income to
Average Net Assets	0.81%(e)	0.47%	0.85%	0.85%(e)
Portfolio Turnover Rate	50.3%(e)	71.0%	61.2%	37.1%(e)
	2008(a)	2007	2006	2005(b)
GLOBAL EQUITY FUND I
R-4 shares
Net Asset Value, Beginning of Period	$ 13.63	$ 12.13	$ 10.22	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.03	0.07	0.05	–
Net Realized and Unrealized Gain (Loss)
on Investments	(1.29)	1.84	1.89	0.22

Total From Investment Operations	(1.26)	1.91	1.94	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.03)	(0.03)	–
Distributions from Realized Gains	(1.05)	(0.38)	–	–

Total Dividends and Distributions	(1.14)	(0.41)	(0.03)	–

Net Asset Value, End of Period	$ 11.23	$ 13.63	$ 12.13	$ 10.22

Total Return	(9.84)%(d)	16.22%	18.99%	2.20%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 724	$ 1,425	$ 1,585	$ 834
Ratio of Expenses to Average Net Assets	1.37%(e)	1.33%	1.33%	1.33%(e)
Ratio of Net Investment Income to
Average Net Assets	0.49%(e)	0.57%	0.48%	0.07%(e)
Portfolio Turnover Rate	50.3%(e)	71.0%	61.2%	37.1%(e)

(a) Six months ended April 30, 2008.
(b) Period from March 1, 2005, date operations commenced, through October 31, 2005.
(c) Calculated based on average shares outstanding during the period.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008(a)	2007	2006	2005	2004(b)
INTERNATIONAL FUND I
R-3 shares
Net Asset Value, Beginning of Period	$ 18.54	$ 15.34	$ 12.65	$ 10.87	$ 10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.08	0.14	0.11	0.11	(0.03)
Net Realized and Unrealized Gain (Loss)
on Investments	(1.67)	4.06	3.02	1.80	0.56

Total From Investment Operations	(1.59)	4.20	3.13	1.91	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.08)	(0.03)	(0.04)	–
Distributions from Realized Gains	(1.65)	(0.92)	(0.41)	(0.09)	–

Total Dividends and Distributions	(1.80)	(1.00)	(0.44)	(0.13)	–

Net Asset Value, End of Period	$ 15.15	$ 18.54	$ 15.34	$ 12.65	$ 10.87

Total Return	(9.26)%(d)	28.88%	25.45%	17.66%	5.13%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 16,427	$ 23,869	$ 16,367	$ 7,195	$ 89
Ratio of Expenses to Average Net Assets	1.66%(e)	1.65%	1.66%	1.67%	1.65%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	– 1.67%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	1.00%(e)	0.82%	0.77%	0.92% (0.74)%(e)
Portfolio Turnover Rate	108.7%(e)	91.1%	66.1%	60.1%	78.8%(e)
	2008(a)	2007	2006	2005	2004(b)
INTERNATIONAL FUND I
R-2 shares
Net Asset Value, Beginning of Period	$ 18.51	$ 15.31	$ 12.62	$ 10.86	$ 10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.06	0.10	0.08	0.08	(0.05)
Net Realized and Unrealized Gain (Loss)
on Investments	(1.67)	4.07	3.02	1.81	0.57

Total From Investment Operations	(1.61)	4.17	3.10	1.89	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.05)	–	(0.04)	–
Distributions from Realized Gains	(1.65)	(0.92)	(0.41)	(0.09)	–

Total Dividends and Distributions	(1.77)	(0.97)	(0.41)	(0.13)	–

Net Asset Value, End of Period	$ 15.13	$ 18.51	$ 15.31	$ 12.62	$ 10.86

Total Return	(9.37)%(d)	28.69%	25.28%	17.47%	5.03%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 15,911	$ 18,566	$ 15,001	$ 7,835	$ 1,715
Ratio of Expenses to Average Net Assets	1.84%(e)	1.83%	1.84%	1.85%	1.83%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	– 1.85%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	0.83%(e)	0.62%	0.55%	0.63% (1.21)%(e)
Portfolio Turnover Rate	108.7%(e)	91.1%	66.1%	60.1%	78.8%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2008(a)	2007	2006	2005
INTERNATIONAL FUND I
R-1 shares
Net Asset Value, Beginning of Period	$ 18.55	$ 15.34	$ 12.66	$ 10.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.06	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss)
on Investments	(1.68)	4.09	3.03	1.82

Total From Investment Operations	(1.62)	4.16	3.09	1.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.03)	–	(0.04)
Distributions from Realized Gains	(1.65)	(0.92)	(0.41)	(0.09)

Total Dividends and Distributions	(1.75)	(0.95)	(0.41)	(0.13)

Net Asset Value, End of Period	$ 15.18	$ 18.55	$ 15.34	$ 12.66

Total Return	(9.41)%(d)	28.53%	25.09%	16.75%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,353	$ 4,613	$ 2,041	$ 339
Ratio of Expenses to Average Net Assets	1.97%(e)	1.96%	1.97%	1.98%
Ratio of Net Investment Income to
Average Net Assets	0.83%(e)	0.44%	0.45%	0.11%
Portfolio Turnover Rate	108.7%(e)	91.1%	66.1%	60.1%

	2008(a)	2007	2006	2005	2004(g)
INTERNATIONAL FUND I
Institutional shares
Net Asset Value, Beginning of Period	$ 18.70	$ 15.46	$ 12.74	$ 10.89	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.13	0.24	0.18	0.17	0.06
Net Realized and Unrealized Gain (Loss)
on Investments	(1.69)	4.09	3.05	1.82	0.83

Total From Investment Operations	(1.56)	4.33	3.23	1.99	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.17)	(0.10)	(0.05)	–
Distributions from Realized Gains	(1.65)	(0.92)	(0.41)	(0.09)	–

Total Dividends and Distributions	(1.89)	(1.09)	(0.51)	(0.14)	–

Net Asset Value, End of Period	$ 15.25	$ 18.70	$ 15.46	$ 12.74	$ 10.89

Total Return	(9.03)%(d)	29.66%	26.22%	18.33%	8.90%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$1,919,814	$1,903,137	$874,559	$537,573	$193,488
Ratio of Expenses to Average Net Assets	1.09%(e)	1.08%	1.09%	1.10%	1.09%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.10%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	1.69%(e)	1.44%	1.26%	1.31%	0.63%(e)
Portfolio Turnover Rate	108.7%(e)	91.1%	66.1%	60.1%	78.8%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2008(a)	2007	2006	2005	2004(b)
INTERNATIONAL FUND I
R-5 shares
Net Asset Value, Beginning of Period	$ 18.62	$ 15.40	$ 12.69	$ 10.88	$ 10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.10	0.18	0.15	0.13	0.01
Net Realized and Unrealized Gain (Loss)
on Investments	(1.68)	4.08	3.04	1.81	0.53

Total From Investment Operations	(1.58)	4.26	3.19	1.94	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.07)	(0.04)	–
Distributions from Realized Gains	(1.65)	(0.92)	(0.41)	(0.09)	–

Total Dividends and Distributions	(1.84)	(1.04)	(0.48)	(0.13)	–

Net Asset Value, End of Period	$ 15.20	$ 18.62	$ 15.40	$ 12.69	$ 10.88

Total Return	(9.12)%(d)	29.30%	25.92%	17.95%	5.22%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 32,896	$ 36,555	$ 24,331	$ 13,279	$ 12
Ratio of Expenses to Average Net Assets	1.35%(e)	1.34%	1.35%	1.36%	1.34%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.36%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	1.35%(e)	1.12%	1.06%	1.07%	0.21%(e)
Portfolio Turnover Rate	108.7%(e)	91.1%	66.1%	60.1%	78.8%(e)

	2008(a)	2007	2006	2005	2004(b)
INTERNATIONAL FUND I
R-4 shares
Net Asset Value, Beginning of Period	$ 18.61	$ 15.39	$ 12.68	$ 10.88	$ 10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.10	0.17	0.12	0.13	(0.01)
Net Realized and Unrealized Gain (Loss)
on Investments	(1.68)	4.08	3.05	1.80	0.55

Total From Investment Operations	(1.58)	4.25	3.17	1.93	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.11)	(0.05)	(0.04)	–
Distributions from Realized Gains	(1.65)	(0.92)	(0.41)	(0.09)	–

Total Dividends and Distributions	(1.83)	(1.03)	(0.46)	(0.13)	–

Net Asset Value, End of Period	$ 15.20	$ 18.61	$ 15.39	$ 12.68	$ 10.88

Total Return	(9.18)%(d)	29.15%	25.79%	17.84%	5.22%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 16,630	$ 17,374	$ 8,930	$ 4,807	$ 191
Ratio of Expenses to Average Net Assets	1.47%(e)	1.46%	1.47%	1.48%	1.47%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.48%(e),(f)
Ratio of Net Investment Income to
Average Net Assets	1.30%(e)	1.06%	0.86%	1.04%	(0.15)%(e)
Portfolio Turnover Rate	108.7%(e)	91.1%	66.1%	60.1%	78.8%(e)

(a) Six months ended April 30, 2008.
(b) Period from June 1, 2004, date operations commenced, through October 31, 2004.
(c) Calculated based on average shares outstanding during the period.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Expense ratio without commission rebates.
(g) Period from December 29, 2003, date operations commenced, through October 31, 2004.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008 have also been incorporated by reference into the Statement of Additional Information. Copies of the Annual and Semi-Annual Reports are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

October 3, 2008
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

Global Equity Fund I and International Fund I

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that International Fund I series of the Fund (“International I”) acquire all of the assets of Global Equity Fund I series of the Fund (“Global Equity I”) in exchange for the assumption by International I of all of the liabilities of Global Equity I and shares issued by International I which are thereafter to be distributed by Global Equity I pro rata to its shareholders in complete liquidation and termination of Global Equity I and in exchange for all of Global Equity I’s outstanding shares.

     Global Equity I will transfer to International I, and International I will acquire from Global Equity I, all of the assets of Global Equity I on the Closing Date and will assume from Global Equity I all of the liabilities of Global Equity I in exchange for the issuance of the number of shares of International I determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Global Equity I in complete liquidation and termination of Global Equity I and in exchange for all of Global Equity I’s outstanding shares. Global Equity I will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Global Equity I in proper form prior to the Closing Date shall be fulfilled by Global Equity I. Redemption requests received by Global Equity I thereafter will be treated as requests for redemption of those shares of International I allocable to the shareholder in question.

     Global Equity I will declare, and International I may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, International I will issue to Global Equity I a number of full and fractional shares of International I, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Global Equity I. The aggregate value of the net assets of Global Equity I and International I shall be determined in accordance with the then current Prospectus of International I as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street,

Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2008, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

        In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for International I or Global Equity I to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, Global Equity I shall (a) distribute on a pro rata basis to the shareholders of record of Global Equity I at the close of business on the Closing Date the shares of International I received by Global Equity I at the Closing in exchange for all of Global Equity I’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of International I to shareholders of Global Equity I, International I shall credit its books an appropriate number its shares to the account of each shareholder of Global Equity I. No certificates will be issued for shares of International I. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Global Equity I, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of International I to be credited on the books of International I in respect of such shares of Global Equity I as provided above.

     Prior to the Closing Date, Global Equity I shall deliver to International I a list setting forth the assets to be assigned, delivered and transferred to International I, including the securities then owned by Global Equity I and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by International I pursuant to this Plan.

     All of Global Equity I’s portfolio securities shall be delivered by Global Equity I’s custodian on the Closing Date to International I or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of International I or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Global Equity I’s account at its custodian to International I’s account at its custodian. If on the Closing Date Global Equity I is unable to make good delivery to International I’s custodian of any of Global Equity I’s portfolio securities because such securities have not yet been delivered to Global Equity I’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Global Equity I shall deliver to International I’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to International I, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by International I.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Global Equity I and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of Global Equity I no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Global Equity I.

     Except as expressly provided otherwise in this Plan, Global Equity I will pay or cause to be paid all expenses and out-of-pocket fees incurred in connection with the transactions contemplated under this Plan, other than printing, mailing, and legal costs which shall be paid by Principal Management Corporation.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the _______th day of __________
, 2008.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
Global Equity Fund I

By: ________________________________________
Nora Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
International Fund I

By: _________________________________________
Michael J. Beer, Executive Vice President

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Proxy Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

MSCI EAFE (Europe, Australia, Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morningstar World Stock Category Average invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

B-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PFGLB1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PRINCIPAL FUNDS, INC. -
GLOBAL EQUITY FUND I

The Board of Directors recommends that shareholders vote **FOR** the following proposal.

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRINCIPAL FUNDS, INC. – GLOBAL EQUITY FUND I

Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

November 12, 2008

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on **November 12, 2008 at 10:00 a.m., Central Time**, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side on this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated October 3, 2008. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
STATEMENT OF ADDITIONAL INFORMATION
Dated: October 3, 2008

     This Statement of Additional Information is available to the shareholders of the Global Equity Fund I (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the International Fund I (the "Acquiring Fund"), each of which is a separate series of Principal Funds, Inc. ( the "Reorganization").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated October 3, 2008, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on November 12, 2008. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

     This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission:

(1)	The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated
May 1, 2008, as supplemented;

(2)	The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2007, which have been audited by Ernst & Young LLP, Independent Registered Public
Accounting Firm, as filed on Form N-CSR on December 28, 2007; and

(3)	The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008, as filed on Form N-CSRS on July 7, 2008.

     The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On June 9, 2008, the Board of Directors of Principal Funds, Inc. approved a Plan of Acquisition whereby, the International Fund I (the "Acquiring Fund") will acquire all the assets of the Global Equity Fund I (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Pro forma combining financial statements for the Global Equity Fund I/International Fund I Reorganization are not included because as of July 31, 2008, the assets of Global Equity Fund I constituted less than 10% of the assets of the International Fund I.